SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          Peoples Financial Corporation
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          Peoples Financial Corporation
               ---------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                          PEOPLES FINANCIAL CORPORATION
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Peoples Financial Corporation ("PFC") will be held at the main office of Peoples Federal Savings and Loan Association of Massillon, 211 Lincoln Way East, Massillon, Ohio 44646, on January 24, 2001, at 2:00 p.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, both of which are more completely set forth in the accompanying Proxy Statement:

     1.   To re-elect three directors of PFC for terms expiring in 2003; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of PFC of record at the close of business on December 4, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                             By Order of the Board of Directors



Massillon, Ohio
December 8, 2000                             Paul von Gunten, President

                          PEOPLES FINANCIAL CORPORATION
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                                 PROXY STATEMENT

                                     PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Peoples Financial Corporation, an Ohio corporation ("PFC"), for use at the 2001 Annual Meeting of Shareholders of PFC to be held at the main office of Peoples Federal Savings and Loan Association of Massillon ("Peoples Federal"), 211 Lincoln Way East, Massillon, Ohio 44646, on January 24, 2001, at 2:00 p.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by the shareholder by the shareholder executing a later dated proxy which is received by PFC before the Proxy is exercised or by the shareholder giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the re-election of Victor C. Baker, Vincent G. Matecheck and Paul von Gunten as directors of PFC for terms expiring in 2003.

     Proxies may be solicited by the directors, officers and other employees of PFC and Peoples Federal, in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by PFC.

     Only shareholders of record as of the close of business on December 4, 2000 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. PFC's records disclose that, as of the Voting Record Date, there were 1,234,085 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to the shareholders of PFC on or about December 22, 2000.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of any of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed, dated and returned by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the three nominees. Shareholders may not cumulate their votes in the election of directors.


   VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of December 4, 2000:

                                   Amount and Nature of               Percent of
Name and Address                   Beneficial Ownership           Shares Outstanding
----------------                   --------------------           ------------------
Paul von Gunten (1)                     126,433 (2)                     10.18%


-------------------------

(1)  Mr. von Gunten may be contacted at the address of PFC.

(2) Includes 8,240 shares that may be acquired currently upon the exercise of an option and 3,000 shares held by Mr. von Gunten's wife.


     The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of December 4, 2000:

                                                              Amount and Nature of
                                                              Beneficial Ownership
                                                   Sole Voting and           Shared Voting and              Percent of
Name and Address (1)                              Investment Power            Investment Power          Shares Outstanding
--------------------                              ----------------            ----------------          ------------------
Victor C. Baker                                         15,548 (2)                      -                       1.25%
James P. Bordner                                        10,348 (2)                  4,100                       1.17
Alan C. Edie                                             1,152 (3)                  2,000                        .26
Vincent G. Matecheck                                    18,748 (2)                    100                       1.52
Thomas E. Shelt                                         27,048 (2)                  5,775                       2.65
Vince E. Stephan                                        18,548 (2)                      -                       1.50
Paul von Gunten                                        123,433 (4)                  3,000                      10.18
All directors and executive officers of PFC
  as a group (8 people)                                230,464 (5)                 15,975                      19.29

----------------------------
(Footnotes on next page)

(1) Each of the persons listed in this table may be contacted at the address of PFC.

(2) Includes 5,760 shares that may be acquired currently upon the exercise of options.

(3) Includes 1,152 shares that may be acquired currently upon the exercise of an option.

(4) Includes 8,240 shares that may be acquired currently upon the exercise of options.

(5) Includes 13,424 shares that may be acquired currently by executive officers upon the exercise of options.


                              ELECTION OF DIRECTORS

Nomination and Election

     The Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of PFC by the later of the November 30th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2003 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                                                     Director of
                                                                                  Director of      Peopls Federal
Name                            Age         Positions Held                       PFC Since (1)          Since
----                            ---         --------------                       -------------      -------------
 Victor C. Baker                77          Director                                  1995              1984
 Vincent G. Matecheck           55          Director, Secretary and Attorney          1995              1987
 Paul von Gunten                74          Director, President and Chief             1995              1968
                                            Executive Officer

-----------------------------

(1) Messrs. Baker, Matecheck, and von Gunten became directors of PFC in connection with the conversion of Peoples Federal from mutual to stock form and the formation of PFC as the holding company for Peoples Federal (the "Conversion").

     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve as directors of PFC after the Annual Meeting for the terms indicated:

                                                                                                          Director of
                                                                        Director of                     Peoples Federal
   Name                      Age        Positions Held                 PFC Since (1)    Term Expires         Since
   ----                      ---        --------------                 -------------    ------------         -----
James P. Bordner             58        Director                             1995           2002               1992
Alan C. Edie                 50        Director                             1999           2002               1999
Thomas E. Shelt              67        Director                             1995           2002               1978
Vince E. Stephan             84        Director and Chairman of the         1995           2002               1970
                                       Board

-----------------------------

(1) Messrs. Bordner, Shelt, and Stephan became directors of PFC in connection with the Conversion.


     Mr. Baker retired in 1982 after owning and operating Sunny Slope Orchard, a family operated, wholesale and retail fruit market, bakery and sweet shop located in Massillon, Ohio, for 40 years.

     Mr. Matecheck has served as legal counsel to Peoples Federal since 1992. A lawyer in private practice, Mr. Matecheck is also the Secretary and a director of P. J. Bordner and Company, Inc., and Polymer Packaging, Inc., of Canton, Ohio; a partner of Federal Avenue Office Building Company; a director of Gordy Graybill, Inc.; and a former President of the Board of Trustees of the United Way of Western Stark County.

     Mr. von Gunten has been employed by Peoples Federal since 1948 and has served as President and Chief Executive Officer since 1979. Mr. von Gunten has served as President of PFC since 1995.

     Mr. Bordner has been the President of P. J. Bordner and Company, Inc., a grocery store chain in Massillon, Ohio, since 1980.

     Mr. Edie was, until 1999, employed by Fleming Companies, a food distribution company, in Massillon for 24 years, most recently serving as Director of Operations. In March 2000, Mr. Edie was appointed by the Board of Directors of Peoples Federal to serve as Senior Vice President of Peoples Federal. He serves as President and Board Member of the William McKinley Mental Health Society.

     Mr. Shelt was employed by Peoples Federal from 1961 until his retirement in December 1994. For the last fifteen years of his employment, he served as Vice President. He is currently engaged in farming and real estate investment.

     Mr. Stephan has been Chairman of the Board of Peoples Federal since 1989. He is Vice President of Manchester Hardware, Inc., a hardware store located in Manchester, Ohio, and retired in 1980 after serving for 25 years as an insurance agent for Nationwide Company in Canal Fulton, Ohio. Mr. Stephan currently operates a family farm.

Meetings of Directors

     The Board of Directors of PFC met seven times for regularly scheduled and special meetings during the fiscal year ended September 30, 2000. Each director attended at least 75% of the aggregate of such meetings and meetings of all committees of the Board of Directors of which he is a member.

Committees of Directors

     The Board of Directors of PFC does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

     The Board of Directors of PFC has an Audit Committee. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Baker, Bordner and Shelt. The Audit Committee met one time during the fiscal year ended September 30, 2000. For a full description of the Audit Committee's responsibilities, see "AUDIT COMMITTEE REPORT."

Executive Officers

     In addition to Mr. von Gunten, the President of both PFC and Peoples Federal, Mr. Matecheck, the Secretary of PFC, and Mr. Edie, the Senior Vice President of Peoples Federal, the following persons hold the positions set forth below with PFC and Peoples Federal:

Name                             Age                  Position(s) Held
James R. Rinehart                57                   Treasurer of PFC and Peoples Federal
William P. Hart                  62                   Vice President of Peoples Federal
Linda L. Fowler                  56                   Secretary of Peoples Federal
Cindy A. Wagner                  48                   Assistant Treasurer of Peoples Federal

     Mr. Rinehart has served as the Treasurer of PFC since 1995. Mr. Rinehart has also been employed by Peoples Federal since May 1994 and has served as the Treasurer of Peoples Federal since March 1996. Prior to joining Peoples Federal, Mr. Rinehart was an accountant with Hall, Kistler & Company P.L.L. for 29 years.

     Mr. Hart joined Peoples Federal in January 1996. Prior to joining Peoples Federal, Mr. Hart was employed by Citizens Savings Bank in Canton, Ohio, serving as Vice President of Loan Originations since 1978. For 20 years, Mr. Hart served on the Board of Trustees of the Building Industry Association of Stark County.

     Ms. Fowler has been employed by Peoples Federal since 1962. She served as Treasurer from 1986 to 1991 and has served as Secretary since 1991. Ms. Fowler is the Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association and Former President and a member of the Board of Directors of the Massillon Club.

     Ms. Wagner has been employed by Peoples Federal in various capacities since 1986, as an officer since 1991, and as Assistant Treasurer since March 1996. Ms. Wagner is Second Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association.

Section 16(a) Beneficial Ownership Reporting Requirements

     Under the federal securities laws, PFC's directors, executive officers and persons holding more than ten percent of the common shares of PFC are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and to PFC. Based upon a review of such reports, PFC must disclose any failure to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. PFC has determined that no failure to file such reports timely occurred during fiscal year 2000.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of PFC and Peoples Federal. No other executive officer of PFC received compensation in excess of $100,000 during the fiscal years ended September 30, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation
                                        --------------------------
Position                         Year   Salary ($) (1)   Bonus ($)       Compensation
------------------------------------------------------------------------------------------
Paul von Gunten                  2000      $126,100      $  7,500         $  16,634 (2)
   President and Chief           1999       123,089         8,000            26,510 (3)
   Executive Officer             1998       120,381        13,000            51,064 (4)
------------------------------------------------------------------------------------------

(1) Includes salary of $116,150, $112,189 and $111,331 and directors' fees of $9,600, $10,900 and $9,050 in fiscal years 2000, 1999 and 1998, respectively, and committee fees of $350 for fiscal year 2000. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to PFC or Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation. Does not include the $82,865 value transferred from Mr. von Gunten's account in the Peoples Financial Corporation Recognition and Retention Plan Trust (the "RRP"), which was terminated, into Mr. von Gunten's account in the Peoples Federal Savings and Loan Association of Massillon Deferred Compensation Plan.

(2) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $1,482 and premiums totaling $1,109 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $14,043 aggregate value at the date of allocation of shares allocated to the Peoples Financial Corporation Employee Stock Ownership Plan ("ESOP") account of Mr. von Gunten. The ESOP was terminated during fiscal year 2000.

(3) Consists of premiums totaling $923 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $25,587 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten.

(4) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $1,310 and premiums totaling $889 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $48,865 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten.

Stock Option Plan

     At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders approved the Stock Option Plan. The Board of Directors of PFC reserved 149,101 common shares for issuance by PFC upon the exercise of options to be granted to certain directors, officers and employees of Peoples Federal and PFC from time to time under the Stock Option Plan. Options to purchase 107,371 common shares of PFC were awarded pursuant to the Stock Option Plan. Due to a return of capital distribution in September 1997 and in accordance with the Stock Option Plan, the number of shares reserved for the Stock Option Plan was increased to 192,042, and the number of awarded shares was adjusted to 137,427.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. von Gunten at September 30, 2000.

 Aggregated Option/SAR Exercises In Last Fiscal Year and 9/30/00 Option/SAR Values

                                                                         Number of Securities
                                                                              Underlying            Value of Unexercised
                                                                              Unexercised               In-the-Money
                                                                            Options/SARs at            Options/SARs at
                                                                              9/30/00 (#)                9/30/00 ($)

                            Shares Acquired                                  Exercisable/               Exercisable/
Name                        on Exercise (#)      Value Realized ($)          Unexercisable              Unexercisable
----                        ---------------      ------------------          -------------              -------------
Paul von Gunten                   -0-                    -0-                   8,240 /-0-                  N/A (1)

-----------------------------

(1) Such options are not deemed to have any value as of September 30, 2000, because their exercise price of $12.41 (as adjusted in fiscal year 1998 to reflect a return of capital paid in September 1997) exceeded the $5.625 closing sale price.


Recognition and Retention Plan and Trust and Deferred Compensation Plan

     At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders of PFC approved the RRP. With funds contributed by PFC, the RRP purchased 59,640 common shares of PFC, 47,712 of which were awarded to directors and executive officers of PFC and Peoples Federal in March 1997 and 1,789 of which were awarded to Mr. Edie effective in June 1999 on his appointment as a director.

     The Board of Directors of PFC terminated the RRP effective March 20, 2000. All shares held in the RRP Trust that had not been awarded or were awarded but not yet earned by participants became treasury shares of PFC. In exchange for the forfeiture of their RRP awards, the participants received an account in a new Peoples Federal Savings and Loan Association of Massillon Deferred Compensation Plan (the "Deferred Compensation Plan") equal to 97% of the value of their RRP accounts. The accounts in the Deferred Compensation Plan will be credited with interest at the rate of 7% each year until the balance is withdrawn by the participant.

Directors' Compensation

     PFC currently pays no directors' fees. Each director of Peoples Federal receives a retainer fee of $2,400 for service as a director, plus $600 for each monthly meeting attended. The Chairman of the Board and the Vice Chairman of the Board also receive additional monthly fees of $600 and $350, respectively.

Certain Transactions

     During the fiscal year ended September 30, 2000, Peoples Federal retained the services of Vincent G. Matecheck, an attorney engaged in private practice in the Massillon area. Mr. Matecheck is a director of Peoples Federal and PFC, serves as the Secretary of PFC and serves as general counsel to Peoples Federal. During fiscal years 2000, 1999 and 1998, Mr. Matecheck was paid $16,764, $16,025 and $15,942, respectively, for services rendered as general counsel to Peoples Federal.

     Although Peoples Federal makes loans to its employees and directors on the same terms as those of comparable loans to other persons, People Federal requires employees and directors to pay interest at a rate of one percent less than the rate required of other customers while such employees and directors serve Peoples Federal in their respective capacities. Should the service of an employee or director cease for any reason, Peoples Federal will discontinue the one percent reduction and enforce the stated terms of the loan.

     Peoples Federal made a mortgage loan to Mr. Matecheck with such a favorable rate on June 6, 1996. The loan was secured by his personal residence and was originated in the amount of $350,000 at a rate of 7.65%, before the 1% reduction. The loan was refinanced on November 9, 1998, in the amount of $228,000 at a rate of 6.625%, before the 1% reduction. The largest outstanding balance during the last two years was $228,000, and the balance at October 31, 2000, was $216,329.

     No other loans which, in the aggregate to one person, exceeded $60,000 at any time during the two years ended September 30, 2000, were made to directors or executive officers of PFC on preferential terms. None of the outstanding loans to directors or executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in accordance with their terms.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of PFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing PFC's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit PFC's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

     As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton LLP ("Grant Thornton") regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of PFC. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from PFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
o    The  initial   selection  of,  and  whether  there  were  any  changes  in, significant accounting policies or their application
o    Management's judgments and accounting estimates
o    Whether there were any significant audit adjustments
o    Whether there were any disagreements with management
o    Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to Grant Thornton's retention

o    Whether Grant Thornton encountered any difficulties in performing the audit
o    Grant Thornton's judgments about the quality of PFC's accounting principles
o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2000, to be filed with the SEC.

         Victor C. Baker
         James P. Bordner
         Thomas E. Shelt


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 2002 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC not later than August 24, 2001. In addition, if a shareholder intends to present a proposal at the 2002 Annual Meeting and the proposal is not received by November 7, 2001, then the proxies designated by the Board of Directors of PFC for the 2002 Annual Meeting of Shareholders of PFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors



Massillon, Ohio
December 8, 2000                             Paul von Gunten, President

                                    EXHIBIT A


                  CHARTER AND POWERS OF THE AUDIT COMMITTEE OF
                          PEOPLES FINANCIAL CORPORATION


Purpose

The Audit Committee (the "Committee") is a committee of the Board of Directors of Peoples Financial Corporation (the "Corporation"). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board of Directors have established and the audit process.

Composition

The Committee shall be comprised of at least three directors, as determined by the Board of Directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All of the members of the Committee shall be able to read and understand the Corporation's basic financial statements. Satisfaction of this financial literacy requirement shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc. The members of the Committee shall be elected by the Corporation's Board of Directors each January for a term of one year or until their successors shall be duly elected and qualified.

Responsibilities

The Committee shall:

o Review and update this Charter periodically as conditions dictate, but at least annually.

o Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Corporation, considering independence and effectiveness and in light of the independent accountants' ultimate accountability to the Committee and the Board of Directors and the ultimate authority and responsibility of the Committee and the Board of Directors to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Committee should ensure that the independent accountants submit to the Committee periodically a written statement of all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1 and engage in active dialog with the independent accountants about all significant relationships the accountants have with the Corporation to determine the accountants' independence.

o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year, the audit procedures to be utilized, risks and exposures, and at the conclusion of the audit, review such audit, including any audit activities and any comments or recommendations of the independent auditors. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountants of the factors considered by the independent accountants in determining the audit's scope. The accountants should confirm that no limitations have been placed on the scope or nature of the audit.

o Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any transactions, procedures or payments that might be deemed illegal or otherwise improper.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed. The Committee should recommend to the Board of Directors whether the audited financial statements should be contained in the Corporation's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

o    Prepare  a  report  to  be  included  in  the  proxy   statement   for  the
     Corporation's   annual  meeting  of   shareholders,   as  required  by  the
     regulations of the Securities and Exchange Commission.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial and accounting personnel and the cooperation that the independent auditors received during the course of the audit. Meet separately with financial and accounting personnel at least once each year and at other times when considered appropriate.

o Review accounting and financial human resources and succession planning within the Corporation.

o Review the range and cost of audit and non-audit services performed by the independent accountants.

o    Discuss  with  the  external  auditors,  as  a  Committee  or  through  its
     representative  or  representatives,   the  results  and  findings  of  the
     quarterly review procedures before the filing of the Form 10-QSB.

o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if appropriate in its judgment.

o    Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's Code of Regulations and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

Limit of Responsibility

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the Corporation's independent accountants.

                                 REVOCABLE PROXY

                          PEOPLES FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

     The undersigned shareholder of Peoples Financial Corporation ("PFC") hereby constitutes and appoints Vince E. Stephan and Alan C. Edie, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at 211 Lincoln Way East, Massillon, Ohio 44646, on January 24, 2001, at 2:00 p.m., Eastern Time (the "Annual Meeting"), all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of three directors for terms expiring in 2003:

     [   ]   FOR all nominees                    [   ]    WITHHOLD authority to
             listed below                                 Vote for all nominees
             (except as marked to the                     Listed below:
                contrary below):

                                 Victor C. Baker
                              Vincent G. Matecheck
                                 Paul von Gunten

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).


-----------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the nominees listed above.

         Important: Please sign and date this proxy on the reverse side.

     This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If the Proxy is signed and returned but no boxes are marked, the shares will be voted FOR proposal 1.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Date                                                 Signature


----------------------------                ------------------------------
Date                                                 Signature




PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.